UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 2, 2010
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On February 2, 2010, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that it has commenced an underwritten public offering of 1,650,000 common units (plus up to 247,500 additional common units to cover over-allotments, if any) under its existing shelf registration statement (File No. 333-148146) (the “Offering”). The Partnership intends to use the net proceeds from the Offering to repay outstanding indebtedness incurred under its revolving loan facility to fund both recent acquisitions and expansion capital expenditures. UBS Securities LLC, RBC Capital Markets Corporation and Wells Fargo Securities, LLC will serve as representatives for the underwriters of the Offering.
     A copy of the prospectus and related prospectus supplement for the Offering may be obtained from the following addresses:
UBS Investment Bank
Attn: Prospectus Dept.
299 Park Avenue
New York, NY 10171
Toll-free: 888-827-7275
RBC Capital Markets Corporation
Attention: Equity Syndicate
3 World Financial Center
200 Vesey Street, 8th Floor
New York, NY 10281-8098
Telephone: 212-428-6670
Wells Fargo Securities
Attn: Equity Syndicate Dept.
375 Park Avenue
New York, NY 10152
Email: equity.syndicate@wachovia.com
Telephone: 800-326-5897
     Neither this Current Report, nor the attached press release, constitutes an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Offering will be made only by means of a prospectus and related prospectus supplement.
     A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be “furnished” and not deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated February 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC
Its General Partner

Date: February 2, 2010	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated February 2, 2010.